MANAGERS AMG FUNDS

GW&K SMALL CAP EQUITY FUND

Supplement dated October 15, 2013 to the Summary Prospectus dated April 29, 2013,

as revised September 12, 2013

The following information supplements and supersedes any information to the contrary relating to GW&K Small Cap Equity Fund (the “Fund”), a series of Managers AMG Funds, contained in the Fund’s Summary Prospectus dated April 29, 2013, as revised September 12, 2013.

With respect to the legend that appears on the cover of the Summary Prospectus, the last sentence is hereby deleted and replaced with the following:

The current prospectus, dated April 29, 2013, as supplemented September 12, 2013, and October 15, 2013, and statement of additional information, dated April 29, 2013, as supplemented October 15, 2013, are incorporated by reference into this summary prospectus.

Effective November 1, 2013 (“Effective Date”), the Fund will be closed to new investors, except as noted below.

All shareholders of the Fund as of the close of business of the Fund on October 31, 2013, may continue to purchase shares of the Fund, including (A) shareholders who hold an account directly with the Fund; and (B) those shareholders of the Fund as of the close of business on October 31, 2013, who are invested in the Fund through (1) a financial intermediary account, (2) a financial platform, (3) a defined contribution plan, (4) the ManagersChoice® program or other asset allocation program (collectively, “financial intermediaries”).

A defined contribution plan or asset allocation program that has accounts or client assets invested in the Fund as of the close of business on October 31, 2013, regardless of whether such plan or program is acting on a discretionary or non-discretionary basis, may continue to purchase shares of the Fund for those accounts and may open new Fund accounts for existing or new clients. A registered investment adviser that has accounts or client assets invested in the Fund as of the close of business on October 31, 2013, regardless of whether such registered investment adviser is acting on a discretionary or non-discretionary basis, may continue to purchase shares of the Fund for those accounts and may open new Fund accounts for existing or new clients. The Fund will only accept new shareholders from other financial intermediaries in the discretion of Fund management.

Exchanges into the Fund are not permitted unless the exchange is being made into an existing shareholder account or an existing financial intermediary account at the time of the exchange as described above. Fund management may, in its discretion, permit new accounts in the Fund to be opened by certain investors, including but not limited to those investors whose investment in the Fund, in the sole discretion of Managers Investment Group LLC, the Fund’s investment advisor, or Gannett Welsh & Kotler, LLC (“GW&K”), the Fund’s subadvisor, would not affect GW&K’s ability to effectively manage the Fund. The Fund reserves the right to modify this policy at any time.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

ST255